CDC NVEST BOND INCOME FUND
                   CDC NVEST LIMITED TERM U.S. GOVERNMENT FUND

Supplement dated March 31, 2003 to the CDC Nvest Income Funds Classes A, B and C and Class Y Prospectuses, each dated May 1, 2002, each as may be supplemented from time to time


CDC NVEST BOND INCOME FUND Curt A. Mitchell no longer serves as a co-portfolio manager on the CDC Nvest Bond Income Fund. Peter W. Palfrey and Richard G. Raczkowski continue to serve as co-portfolio managers on the Fund.

CDC NVEST LIMITED TERM U.S. GOVERNMENT FUND John Hyll replaces Michael F. Harris as co-portfolio manager and joins the current co-portfolio manager Clifton V. Rowe on the CDC Nvest Limited Term U.S. Government Fund. For more information about Mr. Hyll, please see the section entitled "Meet the Funds' Portfolio Managers" under "Management Team" in the Fund's prospectuses.

                                                                      SP183-0303